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                                                                   EXHIBIT 10.12
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                   AMENDMENT TO SENIOR MANAGEMENT AGREEMENT
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          THIS AMENDMENT TO THE SENIOR MANAGEMENT AGREEMENT (this "Amendment")
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is made as of February 18, 1999, by and between ONEMAIN.COM, INC., a Delaware corporation (the "Company") and MARTIN LYONS ("Executive") (collectively, the
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"Parties").
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          Whereas, the Parties entered into that Senior Management Agreement
(the "Agreement") dated October 16, 1998, the Parties now desire to amend the
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Agreement as set forth below.

          I.  The following section shall be added to the Agreement as Section
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1(e):
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     (e)  No Public Offering or Sale of the Company.
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          In the event the Company does not conduct an initial public offering or is not sold to another entity on or before June 30, 1999, Executive may be terminated at the Company's sole discretion, and Executive will receive three months of her Annual Base Salary, and all Executive options shall immediately terminate, and Executive will receive no employee benefits.

          II. Other than as set forth herein, the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the date first written above.

                                         ONEMAIN.COM, INC.

                                         By:  /s/ Stephen E. Smith
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                                              Stephen E. Smith
                                              Chairman

                                         /s/ Martin Lyons
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                                         Martin Lyons